                                                             Exhibit 1

                                    AGREEMENT

      Pursuant to Rule 13d-1-(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of stock of Illumina, Inc.

      This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

Dated: February 12, 2001            ARCH VENTURE FUND III, L.P.

                                    By:   ARCH Venture Partners, L.L.C.
                                          its General Partner


                                          By:           *
                                              -------------------------
                                              Steven Lazarus
                                              Managing Director

                                    ARCH VENTURE PARTNERS, L.L.C.

                                          By:           *
                                              -------------------------
                                              Steven Lazarus
                                              Managing Director


                                                   *
                                    ---------------------------
                                       Steven Lazarus

                                                   *
                                    ---------------------------
                                       Keith Crandell

                                                   *
                                    ---------------------------
                                       Robert Nelsen

                                                   *
                                    ---------------------------
                                       Clinton Bybee


                                            * By: /s/ Mark McDonnell
                                                  ------------------------------
                                                  Mark McDonnell as Attorney-in-
                                                  Fact


This Agreement was executed by Mark McDonnell pursuant to Powers of Attorney attached hereto as Exhibit 2 and incorporated herein by reference.


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